UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4058

The Korea Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

The Korea Fund, Inc.

Annual Report to Stockholders

June 30, 2006

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment in Korean securities

Investment Characteristics

a closed-end investment company investing in a broad spectrum of Korean securities first United States investment company authorized to invest in Korean securities a vehicle for international diversification through participation in the stock market a vehicle providing investments in some less liquid Korean opportunities

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

DWS Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.TheKoreaFund.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton LLP

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank Korea Inc.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — KF

Contents

Click Here Letter from the Chairman of the Board

Click Here Portfolio Management Review

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Directors and Officers

Investments in funds involve risks. The fund focuses its investments in Korean issuers, thereby increasing its vulnerability to developments in Korea and its geographic regions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter from the Chairman of the Board

Dear Stockholders,

This past year has continued to be eventful for The Korea Fund, Inc. ("KF"). Following the 2005 Annual Meeting of Stockholders at which time I assumed the Chair, your Board has been proactively engaged on many fronts, including the monitoring of investment performance, in issues of enhancing both good corporate governance and investor relations, and with a visit to Seoul, South Korea, to meet with the Ministry of Finance as well as many of those companies in which your fund has an investment.

Over the past fiscal year, that is from July 2005 to end of June 2006, the Net Asset Value ("NAV") of your fund appreciated by 36.47%, which compares with a 40.23% increase for its benchmark — the KOSPI — whilst in terms of share price the increase has been 35.72% (all of these performance figures being expressed in terms of the US dollar). Based on appreciation in the underlying NAV, (and compared to the return of its benchmark, the KOSPI) the three-year average annual return has been 32.94% (34.69%); the five-year, 27.49% (25.61%); and the 10-year 11.20% (3.91%). In terms of share price the annual compound returns have been 37.20%, 31.10% and 9.01% over the respective three-, five- and 10-year periods. That said we remind you that past performance is not a guarantee of future investment returns.

Early in 2006 your Board conducted a review of investment consultants and subsequently engaged the Asia-based office of the global firm Mercer Investment Consulting to assist it in further evaluating the performance and investment style of your fund and in reviewing its performance against a broad peer group of similar-style vehicles investing in the Korean equity market. At the beginning of the year the Investment Committee, specifically established by your Board, expanded the list of funds included in the competitive peer group to some 16. Whilst this monitoring demonstrates the good relative historic performance of KF over the longer term, the short-term relative performance has slipped. Given this recent, relative slippage in performance, your Board has commissioned Mercer to conduct a detailed review of the manager's investment process to assist it in further evaluating recent past performance in an endeavor to identify opportunities to enhance future returns. Your Board's Investment Committee is closely involved in monitoring this project, and we shall be updating you further on this most important issue both in the near future and, of course, at our upcoming Annual Meeting of Stockholders, which is scheduled for October 25, 2006.

As you may recall from my past correspondence with you, best practices of corporate governance is uppermost amongst all directors now on your Board. In this regard we were most fortunate to have Richard A. Silver join us as a Director of the fund, filling the vacancy created by the resignation of Mr. Kenneth Froewiss, whom we thank on your behalf for his service to the fund. Rich Silver has almost 35 years of most relevant experience in the financial services industry and recently served as an Executive Vice President at Fidelity. Rich now chairs your fund's Audit Committee. On behalf of all shareholders, I am delighted to welcome Rich given his very broad, hands-on experience in the financial services industry.

Your subcommittees covering Investment, Korean Affairs, Governance & Investor Communications, that we formed following the last Annual Meeting of Stockholders to concentrate on the specific area of specialization of each, have all contributed considerably to the better functioning of your fund and have most certainly enhanced the output of your Board. It was my delight to meet many of our shareholders during the year on my investor relations visits across both the UK and US, and I look forward to meeting many more in the period ahead. In this regard we are presently upgrading your fund's Web site to provide additional information to both existing and prospective shareholders.

Your Board's visit to Seoul in May was primarily to meet with the South Korean Ministry of Finance, but the opportunity was also taken to meet with many of those companies in which the fund is invested. The trip proved rewarding and provided very useful further food for thought as to how your fund should be managed within the Korean market going forward.

The measures previously put in place in an endeavor to maintain a share price in closer proximity to the NAV have generally worked well. As the last report went to print, the fund was completing its first tender offer conducted as part of your Board's previously announced plan of making six semiannual tender offers after the fund's initial 50% offer in the summer of 2005. Each of these offers was to be made subject to regulatory approvals, fiduciary and other applicable requirements, if the fund's shares trade on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measurement period. This first semiannual tender offer was completed at the end of February, and the fund accepted 2,996,358.371 shares for payment at a price of $38.142 per share, which is equal to 98% of the net asset value per share determined as of the close of the New York Stock Exchange on February 17, 2006. These shares represented approximately 10% of the fund's outstanding shares as at that date. Although the terms of the previously announced plan called for payment to be made "in kind" through the delivery of portfolio securities, your Board approved the payment of cash in this instance to permit a broader cross section of shareholders, and particularly private, smaller holders, to participate more readily.

In April, your Board announced that a measurement period to determine whether the fund would again make an offer in the third quarter of 2006 to repurchase 10% of its outstanding shares — the second tender offer in the fund's series of six semi-annual offers — would be the 13-week measuring period preceding June 30, 2006. After trading at an average discount of 6.63% during the measurement period, the fund announced in July 2006 that it would commence a further tender offer for up to 10% of the fund's shares during the third quarter of 2006. In light of potential adverse tax consequences of successive cash tender offers, your Board has determined that this next tender offer should be made "in kind" consistent with the terms of the plan originally announced.

At the time of writing your Board is reviewing in detail the results of these initial tender offers. Issues recently identified connected with the ongoing tender offer program are compelling your Board to consider if amendments to the previously announced plan may be in the best interests of the long term future of your fund and of greater benefit to all shareholders. We shall be announcing our findings on this issue in detail shortly, and I also plan to comment further on this matter at the upcoming Annual Meeting of Stockholders, at which I hope you will be joining us.

As announced in December, your Board continues to review mechanisms to manage the discount and is studying other ways and means to further enhance stockholder value and improve investor relations. We have identified the listing of your fund on the Osaka (Japan) Stock Exchange as being a high-cost item relative to the possible benefits that we believe it achieves, and so are looking at means of reducing such expenditure. On the other hand, stock lending, which your Board recently introduced along carefully structured and secure guidelines to ensure total security of the fund's assets, produced income of over $300,000 in an initial contribution in the final quarter of the year. This source will prove a most worthwhile contributor particularly in times of a more active stock market.

Your Board thanks you for your support over the past year and very much hopes to meet with you at the upcoming Annual Meeting.

Yours very sincerely,

Julian Reid, Chairman

Portfolio Management Review

In the following interview, Lead Portfolio Manager Terrence Gray discusses the market environment, fund performance and the strategy for managing The Korea Fund, Inc. during the 12-month period ended June 30, 2006.

Q:  How did South Korea's stock market perform during the annual reporting period?

A:  The Korean market performed well over the past year, but a sharp sell-off in the second calendar quarter left stocks well off their previous highs. After beginning the annual period at 1,008.16, the KOSPI surged in the second half of 2005, and then moved sideways before rising to a peak of 1,464.70 on May 11, 2006.1 During this phase, the market was helped by both favorable investor sentiment worldwide and the litany of positive country-specific developments taking place in Korea. The economy continues to recover from the slowdown of 2004, with both consumer spending and exports representing engines of growth. Additionally, the various factors that we have cited in past reports to stockholders — stronger corporate balance sheets, the continued improvement in Korean brand names worldwide and rising participation in the stock market among retail investors — remained in place as pillars of support for stock prices.

1 KOSPI is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the "Korea Stock Exchange"). The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Beginning in mid-May, however, the external environment became more challenging. Concerns that rising inflation pressures would cause the US Federal Reserve Board (the Fed) to raise interest rates higher than had been anticipated previously led to a sharp retreat in higher-risk asset classes worldwide. Emerging-markets equities, in particular, became subject to indiscriminate selling, and this trend played out in Korea through a rapid downturn in small-cap stocks. Despite a modest rally in the final days of June, the KOSPI closed the period at 1,295.15, substantially below the high it established just seven weeks earlier. For the full period, the KOSPI delivered a gain of 28.60% in local currency terms and 40.23% when measured in US dollars.

US dollar-based investors were helped by the strength of the Korean won. On June 30, 2005, 1,030.92 won were required to purchase one US dollar. One year later, the exchange rate had fallen to 948.75, reflecting the rising value of the Korean currency. While this trend hurt shares of exporters by making their goods more expensive for overseas buyers, US investors saw the value of their holdings increase significantly due to the fact that the won was one of the top-performing currencies in Asia.

Q:  How did the fund perform?

A:  For the 12 months ended June 30, 2006, the net asset value (NAV) total return of The Korea Fund, Inc. was 36.47%. Its share price — quoted on the NYSE — returned 35.72% to close at $36.33 per share, representing a discount of 6.53% to NAV. (Past performance is no guarantee of future results. Please see page 20 for more complete performance information.)

Q:  Why did the fund underperform relative to its benchmark?

A:  The primary reason for the fund's underperformance relative to its benchmark is the fact the many of the core holdings that have been in the fund for many years have not kept pace in the momentum-driven market of the past year. We invest with a multiyear time horizon, buying and holding stocks on the basis of their outlook over the next three to five years. While we have been gradually reducing the portfolio's position in certain mature large-cap holdings in favor of opportunities in faster-growing companies, our core positions largely remain in place. We do not feel that it is prudent to change this approach in order to chase short-term market trends. Our investment style paid off in the final two months of the period, when holdings such as Samsung Fire & Marine Insurance Co., Ltd., Samsung Electronics Co., Ltd., SK Telecom Co., Ltd. and POSCO all held up better than the overall market. Overall, we believe the portfolio is well positioned by virtue of its investments in what we believe are the leading companies in Korea.

An underweight in the strong-performing industrials sector hurt performance during the past year.2 Historically, the fund has maintained an underweight in this sector — which in the past was plagued by high debt and opaque management practices — in favor of higher-growth areas. However, the recent sell-off has created opportunities to invest in globally competitive companies at attractive valuations, and we have added to the fund's position in the sector. As global players, many Korean industrial companies are in a position to take advantage of the infrastructure build-out that is happening in the Middle East as rising oil prices are creating a vast transfer of wealth into the region. We believe this is an important trend that will lead to a greater number of opportunities to invest in industrials stocks with robust earnings potential.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Also weighing on returns were the fund's positions in export stocks whose performance was dampened in the short term by the rising won, including Hyundai Motor Co. and Hankook Tire Co., Ltd. However, we believe the won-related weakness represents an overreaction on the part of investors. Both companies continue to improve their market share and global brand image, and many of Hyundai's offerings are currently ranked in the top of their class. Nevertheless, Hyundai and Hankook continue to trade at valuation discounts to their global competitors.

Q:  How did the fund's small-cap holdings perform?

A:  The portfolio's small-cap exposure was very helpful to performance through the first ten months of the period, but the rapid reduction in investors' risk appetites in May and June led to a large sell-off in this area. Small-cap technology stocks were particularly poor performers. The result was that the fund trailed the index by a wide margin during the second calendar quarter of 2006. However, it is important to note that we do not invest in small caps with quarterly performance as a consideration. We establish long-term core holdings in small caps, just as we do with large caps, and we are willing to ride out volatility in the short term rather than locking in underperformance by selling into weak markets.

An example of a fund holding that sold off in the second quarter was INTOPS Co., Ltd., the leading supplier of handset cases to Samsung Electronics. The latter's rising market share, along with INTOPS' move up the value chain — which led to higher average selling prices for its products — has resulted in stronger fundamentals for the company. We believe INTOPS is well positioned by virtue of its status as the leading provider to the number-three seller of handsets in the world, and we therefore elected not to join in the indiscriminate selling that affected the stock late in the reporting period. Phoenix PDE Co., Ltd. — which makes the powder that goes into the panels used in flat-screen televisions — also sold off, and we used the downdraft as an opportunity to add to our long-term position.

Q:  What are some mid- and small-cap holdings that you added to the fund during the reporting period?

A:  Our strategy of adding to the fund's positioning in small caps over the past year helped us identify several compelling stock opportunities which have been positive contributors to performance.

We added to NHN Corp., a dominant search engine portal and also one of the leading on-line gaming sites in Korea. With a good business model and strong earnings, NHN also represents a core long-term holding in the fund. Hana Tour Service, Inc. was also a positive contributor. A play on consumer spending, Hana is taking advantage of rising income and growing affluence in Korea. The company has a strong brand and a comprehensive package of worldwide tours, making it one of the leading players in this area. Also among our favored small-cap holdings is MegaStudy Co., Ltd., an on-line tutorial company that also has physical locations. On average, Korean students spend approximately three hours more per day on their studies than the global average, leading to rapid growth in expenditures on private education. As a result, MegaStudy represents a play on both consumer spending and long-term trends in education. All three stocks mentioned were added to the portfolio during the past year, and all three made a positive contribution to performance.

Q:  How did the fund's domestic plays affect performance?

A:  The fund was helped by its focus on domestic consumption plays, given the turnaround in Korea's consumer sector. In particular, we added value through our holdings in the banking sector. We have been reducing the fund's position in insurance stocks in favor of commercial banks on the basis that the fund is "underbanked" in relation to the growth outlook for both loans and savings vehicles. We believe growth in this area will remain strong, and we have positioned the fund accordingly.

Q:  What is your broad view on the Korean stock market?

A:  Despite the recent market volatility, it is important to note that Korea is further along in its cycle of higher interest rates than most countries in the region, meaning that it also may be among the first to loosen monetary policy. Moreover, the won has appreciated to such an extent in the past 12 months that a pause in its performance is becoming increasingly likely, which would reduce this headwind on exporters.

From a longer-term standpoint, Korea's fundamentals remain strong with a solid economic outlook, high corporate profit margins and continued improvement in the global standing of its companies. Additionally, we believe the consumer recovery is still in its early stages, making Korea one of the most attractive domestic consumption stories among its Asian peers.

We will continue to look for fast-growing, reasonably valued stocks that we believe will generate strong performance over a three-to-five year investment horizon and, in the case of the small caps in which we invest, the potential to emerge as future leaders in Korea.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing open-end and closed-end funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: DWS Global High Income Fund, Inc., DWS Global Commodities Stock Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds that invest in domestic and international markets.

Korean Advisor

Deutsche Investment Trust Management Company Limited ("DeITMC"), located at 19F, Youngpoong Building, 33, Seorin-Dong, Chongro-ku, Seoul, Korea, serves as subadvisor to the fund. DeITMC renders investment advisory and management services with regard to the fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

Tender Offers and Fee Reductions

The fund's Board of Directors has approved a series of measures designed to enhance stockholder value.

On December 15, 2004, the fund announced its approval, subject to fiduciary and other applicable requirements and regulatory approvals, of a purchase of 50% of outstanding shares at a price equal to 98% of the NAV per share as of the day after the date such offer expired. The fund also announced its approval of a plan to conduct six subsequent semiannual purchase offers in accordance, each for 10% of the then-outstanding shares at a price equal to 98% of NAV per share as of the day after the date each such offer expires, if shares trade on the NYSE at an average weekly discount from NAV greater than 5% during a 13-week measuring period ending the last day of the preceding half-year. At the discretion of the Board, payment for any shares purchased pursuant to the repurchase program can be made in-kind through a pro rata distribution of securities from the fund's portfolio on the day after the date such offer expires.

The Board also announced a reduction, effective December 1, 2004, in the fees payable to the fund's manager. Previously, the annual management fee had ranged from 1.15% on the first $50 million of net assets to 0.85% of net assets over $1.050 billion. Under the amended advisory agreement, the management fee ranges from 0.60% on the first $250 million of net assets to 0.50% of net assets in excess of $1 billion. On the fund's current net assets as of June 30, 2006, this represents an overall reduction of approximately 43% in the management fee.

On July 8, 2005, the fund commenced a tender offer for up to 22,350,747 shares, representing approximately 50% of its issued and outstanding shares of common stock in exchange for portfolio securities of the fund at a price per share equal to 98% of the net asset value per share as of the day after the day the offer expires. On August 25, 2005, the fund announced that it had accepted, after adjusting for fractional shares in accordance with the terms of the offer, the tender of 14,737,788 shares. This represented approximately 33% of the fund's outstanding shares.

The average weekly discount of the fund during the 13-week measuring period ended December 31, 2005 was 5.63%. On January 11, 2006, the Board met to consider a 10% repurchase offer pursuant to the repurchase program. The Board determined that although the repurchase program originally contemplated in-kind purchase offers in which tendering stockholders would receive a pro rata share of the fund's portfolio, rather than cash, the fund would conduct this tender offer for cash consideration. The Board believed that using cash consideration would facilitate participation by smaller stockholders and result in lower transaction costs. The Board intends to evaluate on a case-by-case basis the consideration for any future offers under the repurchase program, in light of its experience and then-prevailing market and economic conditions.

On January 19, 2006, the fund commenced a tender offer for cash for up to 2,996,371 of its shares of common stock, representing approximately 10% its outstanding shares, at a price per share equal to 98% of the net asset value per share as of the day after the day the offer expires. The tender offer remained open through February 16, 2006. The tender offer was completed at the end of February and the fund accepted 2,996,358.371 shares for payment at a price of $38.142 per share, which is equal to 98% of NAV per share determined as of the close of New York Stock Exchange on February 17, 2006.

In April, the Board announced that the measurement period to determine whether the fund would make the second tender offer in the fund's series of six semi-annual offers would be the 13-week measuring period preceding June 30, 2006. After trading at an average discount of 6.63% during the measurement period, in July 2006 the fund announced that it would commence a further tender offer for up to 10% of the fund's shares during the third quarter of 2006. In light of potential adverse tax consequences of successive cash tender offers, the Board has determined that this next tender offer should be made as an in-kind offer consistent with the terms of the plan originally announced.

The fund's report is not an offer to purchase or the solicitation of an offer to sell shares of the fund. The tender offers referred to in the fund's report will be made only by the offer to purchase and related letter of transmittal. Stockholders should review these documents carefully when they are available, because they will contain important information. These documents will be available to investors free at the Web site of the Securities and Exchange Commission (www.sec.gov). An offer to purchase will not be made to, nor will tenders pursuant to an offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate the jurisdiction's laws.

There can be no assurance that this offer or any other actions taken by the Board will reduce or eliminate any market price discount from NAV of the fund's shares. The market price of the fund shares will also be determined by, among other things, the relative demand for and supply of fund shares in the market, the fund's investment performance, the fund's dividends and yield, and investor perception of the fund's overall attractiveness as an investment as compared with other investment alternatives.

Changes in Officers

On July 12, 2006, the Board of Directors elected Michael G. Clark as President, replacing Michael Colon.

Changes in the Board of Directors

On March 31, 2006, Kenneth C. Froewiss resigned as a Director of the fund. On July 19, 2006, the Board announced the appointment of Richard A. Silver as a Class III Director of the fund, filling the vacancy created by the resignation of Kenneth C. Froewiss.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of December 16, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the Rule 30a-2(a) under the Investment Company Act.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 44. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 4121-9066, 1-800-294-4366.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Share Repurchases

The Board has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the Board, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the twelve months ended June 30, 2006, the fund repurchased no shares pursuant to this share repurchase plan as described above.

Net Asset Value

The fund's updated NAV is available daily on its Web site at www.TheKoreaFund.com. The fund's NAV, as of Friday, is published weekly on Monday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Investment Summary as of June 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.theKoreaFund.com for the Fund's most recent performance.

Historical Information as of 6/30/06
	Total Return (%)[d]
	Market Value[a]		Net Asset Value[a]		Index[b]		Index[c]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	-4.65	—	-3.31	—	-2.44	—	-4.74	—
One Year	35.72	35.72	36.47	36.47	40.23	40.23	28.60	28.60
Three Year	158.25	37.20	134.93	32.94	144.55	34.69	94.46	24.79
Five Year	287.34	31.10	236.76	27.49	212.87	25.61	128.20	17.93
Ten Year	136.95	9.01	189.17	11.20	46.78	3.91	72.78	5.62
Per Share Information and Returns[a]
	Yearly periods ended June 30

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
Net Asset Value ($)	13.22	5.63	17.72	20.04	13.01	20.20	17.62	21.55	29.10	38.87
Income Dividends ($)	—	—	—	—	.18	—	.18	.30	.45	.50
Capital Gains Distributions ($)	.60	—	—	—	1.41	.12	.67	—	.20	.35
Total Return (%)	-24.40	-57.41	214.74	13.09	-25.01	56.39	-8.34	24.15	38.66	36.47

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

b Korea Stock Price Index ("KOSPI") in US dollars.

c KOSPI in local terms.

d Returns less than one year are not annualized.

KOSPI is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the "Korea Stock Exchange"). The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary as of June 30, 2006

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	6/30/05

Common Stocks	85%	84%
Preferred Stocks	15%	16%
	100%	100%
Sector Diversification (Sector breakdown of the Fund's equity securities)	6/30/06	6/30/05

Information Technology	24%	28%
Financials	22%	17%
Consumer Discretionary	16%	19%
Consumer Staples	11%	11%
Materials	9%	9%
Industrials	7%	4%
Energy	6%	8%
Telecommunications Services	4%	3%
Health Care	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings As of June 30, 2006 (60.0% of Net Assets)	June 30, 2006 (% of Net Assets)	June 30, 2005 (% of Net Assets)
Samsung Electronics Co., Ltd. Manufacturer of electronic parts	17.7%	17.4%
Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	7.7%	7.8%
POSCO Manufacturer of steel	6.5%	5.1%
Hyundai Motor Co. Manufacturer of motor vehicles	6.3%	5.9%
Kookmin Bank Provider of commercial banking services	5.0%	3.5%
S-Oil Corp. Refiner of crude oil and seller of petroleum and related products	4.0%	5.8%
SK Telecom Co., Ltd. Provider of mobile telecommunication services	3.8%	3.5%
Shinsegae Co., Ltd. Operator of discount stores	3.5%	3.3%
Hankook Tire Co., Ltd. Manufacturer of tires, tire tubes and aluminum alloy wheels	2.9%	4.1%
Seoul Semiconductor Co., Ltd. Manufactures parts for electric products	2.6%	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 24. A quarterly Fact Sheet is available upon request. Please call 1-800-349-4281.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2006

	% of Net Assets	Shares	Value ($)

Common Stocks	83.6
Consumer Discretionary	9.8
Auto Components	4.6
Hankook Tire Co., Ltd.		2,576,393	30,278,558
Hyundai Mobis		132,642	11,226,511
Nexen Tire Corp.		191,661	2,828,199
Samsung Climate Control Co., Ltd. (a)		560,224	3,460,251
			47,793,519
Diversified Consumer Services	0.5
MegaStudy Co., Ltd. (b)		59,500	5,801,054
Hotels Restaurants & Leisure	1.6
Hana Tour Service, Inc. (b)		88,800	6,710,893
Hotel Shilla Co., Ltd. (b)		581,047	9,737,705
			16,448,598
Household Durables	0.6
Woongjin Coway Co., Ltd (b)		269,700	5,912,790
Internet & Catalog Retail	0.3
GS Home Shopping, Inc.		38,044	2,867,084
Media	0.9
Cheil Communications, Inc.		46,953	9,378,228
Multiline Retail	1.0
Taegu Department Store Co., Ltd. (a)		735,080	10,769,551
Textiles, Apparel & Luxury Goods	0.3
BYC Co., Ltd. (a)		26,761	3,582,237
Consumer Staples	9.8
Beverages	0.5
Hite Brewery Co., Ltd. (b)		50,146	5,015,921
Food & Staples Retailing	3.5
Shinsegae Co., Ltd.		72,864	36,480,000
Food Products	3.4
CJ Corp. (b)		67,424	7,390,879
Crown Confectionary Co., Ltd. (b)		64,714	6,786,870
Nam Yang Dairy Products Co., Ltd.		22,611	16,372,867
Nhong Shim Co., Ltd. (b)		20,680	5,449,275
			35,999,891
Personal Products	0.2
Cosmax, Inc. (a)		507,600	2,634,972
Tobacco	2.2
KT&G Corp.		396,585	23,157,638
Energy	4.9
Oil, Gas & Consumable Fuels
S-Oil Corp. (b)		503,401	35,602,853
SK Corp.		241,017	15,496,218
			51,099,071
Financials	18.6
Capital Markets	1.3
Korea Investment Holdings Co., Ltd.		262,439	8,575,082
Samsung Securities Co., Ltd. (b)		89,300	4,809,729
			13,384,811
Commercial Banks	8.5
Hana Financial Group, Inc.		170,700	8,024,474
Industrial Bank of Korea		845,100	14,252,016
Jeonbuk Bank (a) (b)		1,757,473	14,819,271
Kookmin Bank		594,638	48,887,235
Kookmin Bank (ADR)		40,412	3,356,621
			89,339,617
Consumer Finance	0.8
LG Card Co., Ltd.*		168,221	8,324,612
Insurance	8.0
Korean Reinsurance Co.		865,426	9,714,664
Meritz Fire & Marine Insurance Co. Ltd. (a) (b)		3,371,030	20,075,172
Samsung Fire & Marine Insurance Co., Ltd. (a)		399,710	53,715,968
			83,505,804
Health Care	0.5
Pharmaceuticals
Choongwae Pharma Corp.		1,799	73,761
Yuhan Corp. (b)		34,679	5,318,361
			5,392,122
Industrials	6.9
Building Products	0.2
Samwoo EMC Co., Ltd. (a)		510,926	1,777,134
Commercial Services & Supplies	1.5
Insun ENT Co., Ltd.		196,229	1,964,875
S1 Corp. (b)		306,554	13,764,638
			15,729,513
Construction & Engineering	1.1
GS Engineering & Construction Corp.		153,500	9,934,018
Samho International Co., Ltd. (b)		141,088	1,933,222
			11,867,240
Electrical Equipment	2.6
Seoul Semiconductor Co., Ltd. (a) (b)		1,292,915	26,778,161
Machinery	0.0
NEPES Corp.*		26	208
Road & Rail	1.5
Korea Express Co., Ltd.*		219,344	15,929,172
Information Technology	20.0
Electronic Equipment & Instruments	2.4
Ace Digitech Co. Ltd.* (b)		286,535	4,409,392
INTOPS Co., Ltd.		109,997	2,608,625
KH Vatec Co., Ltd.* (b)		96,631	1,593,966
LG.Philips LCD Co., Ltd. (ADR)* (b)		300,247	5,440,476
SE Co., Ltd.* (a) (c)		636,950	0
SFA Engineering Corp. (a) (b)		315,573	11,042,976
			25,095,435
Internet Software & Services	1.6
Ahnlab, Inc. (b)		80,869	1,875,223
NHN Corp.*		42,215	14,683,478
			16,558,701
Semiconductors & Semiconductor Equipment	16.0
Phicom Corp. (a)		896,116	10,625,881
Phoenix PDE Co., Ltd. (b)		582,100	2,613,698
Samsung Electronics Co., Ltd. (d)		230,350	146,404,269
Simm Tech Co., Ltd. (b)		739,583	7,873,295
			167,517,143
Materials	9.3
Chemicals	1.2
LG Chem Ltd. (b)		121,334	4,220,313
Samsung Fine Chemicals Co., Ltd. (b)		249,682	6,329,225
Youlchon Chemical Co., Ltd.		224,695	2,036,761
			12,586,299
Metals & Mining	8.1
Dongkuk Steel Mill Co., Ltd. (b)		673,185	11,565,655
Korea Zinc Co., Ltd. (b)		62,300	4,885,502
POSCO		254,977	68,396,993
			84,848,150
Telecommunication Services	3.8
Wireless Telecommunication Services
SK Telecom Co., Ltd.		187,154	40,241,809
Total Common Stocks (Cost $257,617,728)			875,816,485

Preferred Stocks	15.2
Consumer Discretionary	6.3
Automobiles
Hyundai Motor Co. (b)		841,120	40,870,231
Hyundai Motor Co. (2nd)		499,954	25,030,635
			65,900,866
Consumer Staples	1.4
Food Products
CJ Corp.		176,578	10,050,289
CJ Corp. (2nd)		34,073	3,106,524
CJ Corp. (3rd) (Convertible)		20,126	1,750,087
			14,906,900
Energy	0.6
Oil, Gas & Consumable Fuels
S-Oil Corp.		105,626	5,889,450
Financials	3.1
Capital Markets	0.5
Daishin Securities Co., Ltd.		399,181	5,301,376
Insurance	2.6
Samsung Fire & Marine Insurance Co., Ltd.		360,865	27,537,946
Information Technology	3.8
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd. (d)		80,864	39,462,484
Total Preferred Stocks (Cost $21,157,048)			158,999,022
		Principal Amount	Value ($)

Convertible Bond 0.0%	0.0
Consumer Staples
Haitai Confectionery Loan Certificates Zero Coupon, 11/28/2009* (e) (Cost $0)	Won 8,119,549		7,706
		Shares	Value ($)

Securities Lending Collateral	7.2
Daily Assets Fund Institutional, 5.1% (f) (g) (Cost $75,851,540)		75,851,540	75,851,540

Cash Equivalents	0.0
Cash Management QP Trust, 5.07% (h) (Cost $29,177)		29,177	29,177

Total Investment Portfolio (Cost $354,655,493)+	106.0		1,110,703,930
Other Assets and Liabilities, Net	(6.0)		(62,617,344)
Net Assets	100.0		1,048,086,586

* Non-income producing security.

+ The cost for federal income tax purposes was $354,655,493. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $756,048,437. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $767,354,484 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,306,047.

(a) Affiliated issuer (see Notes to Financial Statements).

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $72,833,661 which is 6.9% of net assets.

(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Restricted Securities	Acquisition Date	Cost ($)	Value ($)	As a % of Net Assets
SE Co., Ltd.	12/22/2000	1,616,637	0	0

(d) At June 30, 2006, 17.7% of the Fund's net assets is invested in Samsung Electronics Co., Ltd.

(e) Company in restructuring process, principal only subject to repayment.

(f) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending.

(h) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Currency Abbreviation
Won Korean Won

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006
Assets
Investments in securities, at value: Unaffiliated issuers (cost $263,728,394) — including $72,833,661 of securities loaned	$ 993,815,250
Affiliated issuers — Note I (cost $15,046,382)	41,007,963
Investment in Daily Assets Fund Institutional (cost $75,851,540)	75,851,540*
Investment in Cash Management QP Trust (cost $29,177)	29,177
Total investments in securities, at value (cost $354,655,493)	1,110,703,930
Cash	278
Korean won, at value (cost $14,189,909)	14,301,052
Dividends receivable	2,535,790
Interest receivable	76,215
Other assets	17,711
Total assets	1,127,634,976
Liabilities
Payable for investment purchased	2,129,293
Payable upon return of securities loaned	75,851,540
Note payable	50,000
Accrued management fee	488,700
Other accrued expenses and payables	1,028,857
Total liabilities	79,548,390
Net assets, at value	$ 1,048,086,586
Net Assets
Net assets consist of: Undistributed net investment income	4,886,729
Net unrealized appreciation (depreciation) on: Investments	756,048,437
Won related transactions	127,593
Accumulated net realized gain (loss)	129,474,042
Cost of 23,041,555 shares held in treasury	(687,630,331)
Paid-in capital	845,180,116
Net assets, at value	$ 1,048,086,586
Net Asset Value per share ($1,048,086,586 ÷ 26,967,347 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 38.87

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2006
Investment Income
Income: Dividends — unaffiliated issuers (net of foreign taxes withheld of $3,507,915)	$ 17,403,341
Dividends — affiliated issuers (net of foreign taxes withheld of $430,246)	2,286,031
Interest	161,756
Interest — Cash Management QP Trust	98,082
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	303,353
Total Income	20,252,563
Expenses: Management fee	6,195,529
Services to shareholders	34,255
Custodian and accounting fees	1,703,998
Auditing	84,872
Legal	973,050
Directors' fees and expenses	240,010
Reports to shareholders and annual meeting	498,735
Interest expense	30,215
Stock exchange listing fees	116,170
Marketing	34,000
Other	206,146
Total expenses, before expense reductions	10,116,980
Expense reductions	(11,817)
Total expenses, after expense reductions	10,105,163
Net investment income (loss)	10,147,400
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	420,923,458
Investments — Affiliated issuers	29,918,995
Won related transactions	949,180
451,791,633
Net unrealized appreciation (depreciation) during the period on: Investments	(116,092,258)
Won related transactions	767,067
(115,325,191)
Net gain (loss) on investment transactions	336,466,442
Net increase (decrease) in net assets resulting from operations	$ 346,613,842

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2006	2005
Operations: Net investment income (loss)	$ 10,147,400	$ 17,984,136
Net realized gain (loss) on investment transactions	451,791,633	21,533,645
Net unrealized appreciation (depreciation) during the period on investment transactions	(115,325,191)	327,247,329
Net increase (decrease) in net assets resulting from operations	346,613,842	366,765,110
Distributions to shareholders from: Net investment income	(14,981,852)	(20,115,675)
Net realized gains	(10,487,297)	(8,940,299)
Fund share transactions: Cost of shares tendered	(573,899,756)	—
Net increase (decrease) in net assets from Fund share transactions	(573,899,756)	—
Increase (decrease) in net assets	(252,755,063)	337,709,136
Net assets at beginning of period	1,300,841,649	963,132,513
Net assets at end of period (including undistributed net investment income of $4,886,729 and $8,772,000, respectively)	$ 1,048,086,586	$ 1,300,841,649
Other Information
Shares outstanding at beginning of period	44,701,493	44,701,493
Shares tendered	(17,734,146)	—
Shares outstanding at end of period	26,967,347	44,701,493

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$ 29.10	$ 21.55	$ 17.62	$ 20.20	$ 13.01
Income (loss) from investment operations Net investment income (loss)[a]	.33	.40	.20	.17	.11
Net realized and unrealized gain (loss) on investment transactions	9.89	7.80	3.90	(1.90)	7.20
Total from investment operations	10.22	8.20	4.10	(1.73)	7.31
Less distributions from: Net investment income	(.50)	(.45)	(.30)	(.18)	—
Net realized gains on investment transactions	(.35)	(.20)	—	(.67)	(.12)
Total distributions	(.85)	(.65)	(.30)	(.85)	(.12)
NAV accretion resulting from repurchases, shares tendered and reinvestment of distributions for shares at value	.40	—	.13	.00[b]	.00[b]
Net asset value, end of period	$ 38.87	$ 29.10	$ 21.55	$ 17.62	$ 20.20
Market value, end of period	$ 36.33	$ 27.35	$ 18.85	$ 14.99	$ 16.44
Total Return
Per share net asset value (%)[c]	36.47	38.66	24.15	(8.34)	56.39
Per share market value (%)[c]	35.72	49.06	27.66	(4.29)	56.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,048	1,301	963	879	1,009
Ratio of expenses (%)	.89	1.13	1.27	1.26	1.21
Ratio of net investment income (loss) (%)	.90	1.58	.94	.99	.69
Portfolio turnover rate (%)	9	10	20	7	18

a Based on average shares outstanding during the period.

b Amount is less than $.005 per share.

c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from, or premium to, net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors. The Fund uses a fair valuation model to value Korean equity securities that takes into account events which have happened subsequent to the Korea market closing up to the close of the New York Stock Exchange.

Securities Lending. Effective December 14, 2005, the Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 2006, the exchange rate for Korean won was W 948.75 to US $1.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

The Fund was subject to a securities transaction tax aggregating $2,239,363, due to the tender offer and redemption-in-kind of the Fund's Korean securities that occurred on August 22, 2005 (see Notes D and K). This tax was charged to net realized gain (loss) from investments.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2006, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 5,067,104
Undistributed net long-term capital gains	$ 129,293,667
Unrealized appreciation (depreciation) on investments	$ 756,048,437

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2006	2005
Distributions from ordinary income*	$ 14,981,852	$ 20,115,675
Distributions from long-term capital gains	$ 10,487,297	$ 8,940,299

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Dividend Income. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and shareholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued by management on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2006, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $95,250,274 and $223,556,939, respectively.

In connection with the tender offer (see Note K), the Fund distributed Korean portfolio securities and cash as payment for the tendered shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their cost. Gains realized on in-kind redemptions are not recognized for federal income tax purposes, and were reclassified from accumulated net realized gain (loss) to paid-in capital at year-end. During the year ended June 30, 2006, the Fund realized $321,879,835 of net gain on such in-kind redemptions.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable is equal to an annual rate of 0.60% on the first $250,000,000 of the Fund's month-end net assets, 0.575% on the next $250,000,000 of such net assets, 0.55% on the next $250,000,000 of such net assets, 0.525% on the next $250,000,000 of such net assets, and 0.50% of such net assets in excess of $1,000,000,000. For the year ended June 30, 2006, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.55% of the Fund's average month-end net assets.

Deutsche Investment Trust Management Company Limited ("DeITMC"), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor to the Fund. DeITMC renders investment advisory and management services with regard to the Fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund. The Manager compensates DeITMC out of its management fee it received.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2006, the amount charged to the Fund by DWS-SISC aggregated $16,200, of which $4,050 is unpaid.

DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the year ended June 30, 2006 the amount charged to the Fund by DWS-SSC aggregated $15,000, of which $3,750 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended June 30, 2006, the amount charged to the Fund by DWS-SFAC aggregated $483,568, of which $51,497 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer (See Note K), however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund's license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund's operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. As of June 30, 2006, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the "FSC") before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank such as Kookmin Bank or 15% of the outstanding voting shares of a regional bank such as Jeonbuk Bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund's holdings in each of GS Home Shopping, Inc. and SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of June 30, 2006.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Ownership of the Fund

At June 30, 2006, the City of London Investment Group PLC held approximately 24% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement. At June 30, 2006, the Fund had a $50,000 outstanding loan. Interest expense incurred on the borrowings was $30,215 for the year ended June 30, 2006. The average dollar amount of the borrowings was $6,000,000 and the weighted average interest rate on these borrowings was 4.64%.

H. Expense Reductions

For the year ended June 30, 2006, the Manager agreed to reimburse the Fund $11,817, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

I. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the year ended June 30, 2006 with companies which are or were affiliates is as follows:

Affiliate	Common/ Preferred Shares	Total Purchase Cost ($)	Total Sales Cost ($)	Total Realized Gain/ (Loss) ($)	Dividend Income ($)*	Value at June 30, 2006 ($)
Anycell, Inc.	—	—	2,020,774	(2,020,774)	—	—
BYC Co., Ltd.	26,761	—	667,318	168,994	16,535	N/A
CJ Corp	298,201	—	2,670,756	6,732,862	407,605	N/A
Cosmax, Inc.	507,600	3,240,531	—	—	—	N/A
Crown Confectionary	64,714	—	4,149,890	(336,246)	53,316	N/A
Daeyang E&C Ltd.	—	—	5,360,494	2,450,762	—	—
Interflex Co., Ltd.	—	—	12,810,615	(3,079,951)	37,242	—
Jeonbuk Bank	1,757,473	—	4,077,651	3,540,644	155,465	N/A
Meritz Fire & Marine Insurance Co.	3,371,030	—	2,347,432	5,546,603	288,388	N/A
Nam Yang Dairy Products Co., Ltd.	22,611	—	1,212,037	4,498,526	17,822	N/A
Phicom Corp.	896,116	2,382,867	2,364,592	1,949,906	124,906	N/A
Samsung Climate Control Co., Ltd.	560,224	—	934,798	633,879	13,847	3,460,251
Samwoo EMC Co., Ltd.	510,926	—	676,041	476,082	63,141	N/A
SE Co. Ltd.**	636,950	—	—	—	—	0
Seoul Semiconductor Co., Ltd.	1,292,915	—	4,595,291	4,130,582	187,488	26,778,161
SFA Engineering Co.	315,573	—	1,713,145	1,940,423	285,992	N/A
Sungshin Cement Co., Ltd.	—	—	5,496,477	(419,683)	92,418	—
Taegu Department Store Co., Ltd.	735,080	—	3,901,793	3,706,386	541,866	10,769,551
		5,623,398	54,999,104	29,918,995	2,286,031	41,007,963

N/A No longer an affiliate at June 30, 2006

* Net of foreign taxes withheld.

** Restricted security

J. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. The Fund did not repurchase shares during the year ended June 30, 2006 and the year ended June 30, 2005.

K. Tender Offer

In accordance with the Fund's Board of Directors approval on December 15, 2004, of an offer to repurchase 50% of the Fund's outstanding shares, on July 8, 2005, the Fund commenced a tender offer for up to 22,350,747 of its shares, representing approximately 50% of its issued and outstanding shares of common stock, in exchange for Korean portfolio securities of the Fund at a price per share equal to 98% of the net asset value per share as of the day after the offer expires. Shareholders exchanging their shares in the offer received a pro rata share of the Fund's portfolio. The tender offer remained open through August 19, 2005. The shares tendered were 14,737,788 with a value of $459,612,656. The tender offer was conducted in order to provide shareholders with an alternative source of liquidity for their investment in Fund shares and as part of the Fund's continuous efforts to provide additional value to shareholders.

The program for future tender offers consists of semiannual offers, each to repurchase 10% of the Fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the Fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

With respect to the 13-week measuring period ended December 31, 2005, on January 19, 2006, the Fund commenced a tender offer for cash for up to 2,996,370.371 of its shares of common stock, representing approximately 10% its outstanding shares, at a price per share equal to 98% of the net asset value per share on February 17, 2006, the day after expiration of the offer. The shares tendered were 2,996,358.371 with a value of $114,287,100.

With respect to the 13-week measuring period ended June 30, 2006, on July 12, 2006, the Board met to consider a 10% repurchase offer pursuant to the repurchase program. On July 19, 2006, the Board announced that the Fund's average discount for the 13-week measurement period ended June 30, 2006 was 6.63%, and that as a result the Fund plans to commence a further tender for up to 10% of the Fund's shares during the third quarter of 2006. In light of potential adverse tax consequences of successive cash tender offers, the Board has determined that this next tender offer will be made as an in-kind offer consistent with the terms of the plan originally announced. The Board intends to evaluate on a case-by-case basis the consideration for any future offers under the repurchase program, in light of its experience and then-prevailing market and economic conditions.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at June 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 22, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.35 per share from net long-term capital gains during its year ended June 30, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $142,835,000 as capital gain dividends for its year ended June 30, 2006, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $3,938,161 and earned $14,204,254 of foreign source income during the year ended June 30, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.15 per share as foreign taxes paid and $0.53 per share as income earned from foreign sources for the year ended June 30, 2006.

For federal income tax purposes, the Fund designates $26,200,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-349-4281.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for The Korea Fund, Inc. as of June 30, 2006. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o The Korea Fund, Inc., Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Ronaldo A. da Frota Nogueira (67) Director 2000-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA)	1
Julian Reid (61) Director 2004-present Chairman 2005-present	Director and Chairman of 3a Funds Group (1998-present); Director and Chairman of the Saffron Fund Inc. (1994-2004); Director and Chairman of Morgans Walk Properties (2002-2006); Director of JF China Region Fund Inc. (1997-present); and Director and Chairman of Prosperity Voskhod Fund Ltd (2006-present)	1
Chris Russell (57) Director 2004-present	Consultant of Gavekal Research (since 2001); and Director of each of: Candover plc (since 2004); JPMF Japanese Smaller Companies Investment Trust plc (since 2006); British Airways Pensions Investment Management Ltd (since 2005); LIM Japan Fund (since 2002); Enhanced Index Funds (since 2002); Investec High Income Trust (since 2001); and Gartmore Investment Management plc (1997-2001)	1
Richard A. Silver[4] (59) Director 2006-present	Retired; formerly, Executive Vice President, Fidelity Investments (2000-2005)	1
Kesop Yun (60) Director 1984-1988, 1994-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	1
Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[2,4] (41) President, 2006-present

Managing Director, Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Terrence S. Gray[2] (35) Vice President 2005-present	Director of Deutsche Asset Management	n/a
Paul H. Schubert[2] (42) Chief Financial Officer since 2004 Treasurer since July 2005

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
Scott M. McHugh[3] (34) Assistant Treasurer since 2005	Director of Deutsche Asset Management.	n/a
Kathleen Sullivan D'Eramo[3] (46) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
John Millette[3] (41) Secretary 2005-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[3] (42) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

2 Address: 345 Park Avenue, New York, New York

3 Address: Two International Place, Boston, Massachusetts

4 Elected July 12, 2006.

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, June 30, 2006, The Korea Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. Richard Silver and Mr. Kesop Yun. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

THE KOREA FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$65,150	$12,500	$0	$0
2005	$106,000	$225	$20,000	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$45,200	$197,605	$0
2005	$264,200	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$15,000	$212,605
2005	$20,000	$0	$89,634	$109,635

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Ronaldo A. da Frota Nogueira, Richard A. Silver (Chairman), Julian Reid, Christopher Russell, Kesop Yun.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the advisor's general position on various proposals, such as:

•	Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.
•	Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.
•

Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•

Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Portfolio Manager

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. The Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following person handles the day-to-day management of the fund.

Terrence S. Gray, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1993 and the fund in 2005.
•	Portfolio Manager for global emerging markets equity fund and other international products.
•	Previously, head of the Pacific Basin portfolio selection team and served as an Asian country and sector analyst before joining the Emerging Markets team.
•	BS, Boston College.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Terrence Gray	0	$500,001 - $1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Terrence Gray	3	$1,324,882,671	0	0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Terrence Gray	5	$485,373,301	0	0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Terrence Gray	2	$487,818,116	0	0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of		Total Number of Shares Purchased as	Maximum Number of Shares that May Yet
Period	Shares Purchased	Average Price Paid per Share	Part of Publicly Announced Plans or Programs	Be Purchased Under the Plans or Programs

July 1 through July 31, 2005	0	$0.0	n/a	n/a
August 1 through August 31*	14,737,775	$31.1860	14,737,775	0
September 1 through September 30	0	$0.0	n/a	n/a
October 1 through October 31	0	$0.0	n/a	n/a
November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a
January 1 through January 31	0	$0.0	n/a	n/a
February 1 through February 28**	2,996,371	$38.1420	2,996,371	0
March 1 through March 31	0	$0.0	n/a	n/a
April 1 through April 30	0	$0.0	n/a	n/a
May 1 through May 31	0	$0.0	n/a	n/a
June 1 through June 30	0	$0.0	n/a	n/a

Total	17,734,146	$32.3613	17,734,146	0

* 14,737,775 shares were tendered in exchange for a pro rata portion of the Fund’s portfolio securities pursuant to a tender offer, which was announced on July 7, 2005, commenced on July 8, 2005, and expired on August 19, 2005. The Fund had approved the tender offer for up to 22,350,747 of its issued and outstanding shares. These shares represent approximately 33% of the Fund's outstanding shares.

** 2,996,371 shares were tendered in exchange for cash pursuant to a tender offer, which was announced on January 13, 2006, commenced on January 18, 2006, and expired on February 16, 2006. The Fund had approved the tender offer for up to 10% of the its issued and outstanding shares (2,996,371 shares).

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund at 345 Park Avenue New

York, NY 10154.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Korea Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The Korea Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 28, 2006